Exhibit 10.3

Addendum to Consulting Agreement with Jon L. Lawver

                              Hart Industries, Inc.
                        4695 MacArthur Court, Suite 1450
                         Newport Beach, California 92660
                            Telephone (949) 833-2094

                                 October 1, 2000


Mr. Jon L. Lawver
4695 MacArthur Court, Suite 1450
Newport Beach, California 92660


Dear Mr. Lawver:

The purpose of this letter is to document the changes to your consulting agreement with Hart Industries, Inc. (the "Company"). In consideration for 30,000 shares of the Company's common stock and an option to acquire 280,000 shares of the Company's common stock at $1.00 per share on or before December 31, 2002, you have agreed to continue your responsibilities as the Company's Chief Financial Officer.

                                Very truly yours,


                                /s Fred G. Luke
                                   Fred G. Luke
                                   President


Approved and Agreed



/s/ Jon L. Lawver
    Jon L. Lawver